Fss2 P2 04/16

SUPPLEMENT DATED APRIL 14, 2016

TO THE PROSPECTUS DATED september 1, 2015 OF

Franklin biotechnology discovery Fund

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

I.   Effective May 16, 2016, the Fund will open to new investors; accordingly, the first paragraph under “Fund Summaries” – “Franklin Biotechnology Discovery Fund” will be deleted. The Fund is currently closed to new investors, except certain categories of investors as of July 8, 2014. For more information, please turn to the first page of the "Fund Details - Franklin Biotechnology Discovery Fund" beginning on page 18 of this Prospectus.

II.      Effective May 1, 2016, the “Franklin Biotechnology Discovery Fund”, the portfolio management team under the “FUND SUMMARY – Portfolio Managers” section beginning on page 8 is replaced with the following:

Portfolio Managers

Evan McCulloch, CFA   Vice President of Advisers and portfolio manager of the Fund since 1997.

Christopher Lee, M.D.   Research Analyst and Portfolio Manager of Advisers and portfolio manager of the Fund since May 2016.

Steven Kornfeld, CFA   Research Analyst and Portfolio Manager of Advisers and portfolio manager of the Fund since September 2015.

III.      Effective May 16, 2016, the Fund will open to new investors; accordingly, the first paragraph under “Fund Details” – “Franklin Biotechnology Discovery Fund” will be deleted. Through May 15, 2016, the Fund is closed to all new investors. Existing investors who had an open and funded account on July 8, 2014 can continue to invest through exchanges and additional purchases. The following categories of investors can continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on July 8, 2014; (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on July 8, 2014; (3) Employer Sponsored Retirement Plans or benefit plans that approved the Fund as an investment option prior to the close of market on July 8, 2014, but have not opened an account as of that date may do so, provided that the initial account is opened with the Fund on or prior to September 8, 2014; (4) other Franklin Templeton Funds, and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager; (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time. The Fund reserves the right to modify this policy at any time.

IV.      Effective May 1, 2016, the “Franklin Biotechnology Discovery Fund”, the portfolio management team under the “FUND DETAILS – Portfolio Managers” section beginning on page 27 is revised as follows:

Evan McCulloch, CFA   Vice President of Advisers

Mr. McCulloch has been a portfolio manager of the Fund since 1997 and assumed duties of lead portfolio manager of the Fund in 2000. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated cash management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

Christopher Lee, M.D.   Research Analyst and Portfolio Manager of Advisers

Mr. Lee has been a portfolio manager of the Fund since May 2016, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2015.

Steven Kornfeld, CFA   Research Analyst and Portfolio Manager of Advisers

Mr. Kornfeld has been a portfolio manager of the Fund since September 2015, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

V.      The first paragraph under the “YOUR ACCOUNT” – “Buying Shares” section beginning on page 61 is replaced with the following:

The Biotechnology Discovery Fund is currently closed to most new investors.  Effective May 16, 2016, the Biotechnology Discovery Fund will open to new investors.  Please see “Franklin Biotechnology Discovery Fund” under “Fund Details” for further information.

Please keep this supplement with your prospectus for reference.